Exhibit 4.1

EXECUTION VERSION

FISCAL AGENCY AGREEMENT

with respect to

FLOATING RATE SENIOR NOTES DUE 2026

4.594% SENIOR NOTES DUE 2026

4.782% SENIOR NOTES DUE 2029

between

STATE STREET BANK AND TRUST COMPANY

as Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Fiscal Agent

i

Exhibit A-1	Form of Registered Global Note – Floating Rate Note

Exhibit A-2	Form of Registered Global Note – 2026 Note

Exhibit A-3	Form of Registered Global Note – 2029 Note

Exhibit B-1	Form of Definitive Registered Note – Floating Rate Note

Exhibit B-2	Form of Definitive Registered Note – 2026 Note

Exhibit B-3	Form of Definitive Registered Note – 2029 Note

Exhibit C	Form of Certification of Owner

ii

FISCAL AGENCY AGREEMENT

This Fiscal Agency Agreement (this “Agreement”) is made as of November 25, 2024, between State Street Bank and Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts (the “Bank”), and U.S. Bank Trust Company, National Association, a national banking association organized under the laws of the United States (the “Fiscal Agent,” which term shall include any successor appointed in accordance with Section 22).

Background

The Bank has entered into the Purchase Agreement dated as of November 20, 2024 (the “Purchase Agreement”), by and among the Bank and Academy Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers named therein (the “Initial Purchasers”), pursuant to which the Bank agreed to sell (i) U.S. $300,000,000 aggregate principal amount of the Bank’s Floating Rate Senior Notes due 2026 (the “Floating Rate Notes”), (ii) U.S. $1,150,000,000 aggregate principal amount of the Bank’s 4.594% Senior Notes due 2026 (the “2026 Notes”) and (iii) U.S. $800,000,000 aggregate principal amount of the Bank’s 4.782% Senior Notes due 2029 (the “2029 Notes” and, together with the 2026 Notes, the “Fixed Rate Notes” and, collectively, with the Floating Rate Notes, the “Notes”) to the Initial Purchasers.

The Notes are to be issued pursuant to this Agreement.

In connection with the offering of the Notes for sale, the Bank prepared a preliminary offering circular dated November 20, 2024 (including the documents incorporated by reference therein), term sheets dated November 20, 2024 setting forth the terms of the Notes, and a final offering circular dated November 20, 2024 (such final offering circular, including the documents incorporated by reference therein, the “Offering Circular”).

Operative Provisions

The parties hereby agree as follows:

SECTION 1. Definitions and Interpretation.

(a) The following terms shall have the following meanings:

“2026 Notes” shall have the meaning ascribed thereto in the recitals of this Agreement.

“2029 Notes” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Account” shall mean a participant account with DTC, maintained in accordance with the rules of DTC.

“Agreement” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Authorized Representative” shall have the meaning ascribed thereto in Section 3(b) of this Agreement.

“Bank” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Base Rate” shall be an accrued interest compounding factor calculated in accordance with the following formula:

where (i) “d0” refers, for any Floating Rate Interest Payment Period, to the number of U.S. Government Securities Business Days in the relevant Floating Rate Interest Payment Period, (ii) “i” refers to a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant Floating Rate Interest Payment Period, (iii) “SOFRi”, for any day “i” in the relevant Floating Rate Interest Payment Period, refers to a reference rate equal to SOFR in respect of that day, (iv) “ni” refers to the number of calendar days in the relevant Floating Rate Interest Payment Period on which the rate is SOFRi and (v) “d” refers to the number of calendar days in the relevant Floating Rate Interest Payment Period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day.

“Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Bank or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Bank or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Bank or its designee as of the Benchmark Replacement Date: (1) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; (2) if the applicable Unadjusted Benchmark Replacement is equivalent to the

ISDA Fallback Rate, then the ISDA Fallback Adjustment; (3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Bank or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Floating Rate Interest Payment Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Bank or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Bank or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Bank or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Bank or its designee determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

“Certificate” shall have the meaning ascribed thereto in Section 6(e) of this Agreement.

“Corporate Trust Office” shall mean the corporate trust office of the Fiscal Agent at which at any time the transactions contemplated by this Agreement shall be administered, which office at the date hereof is located at U.S. Bank Trust Company, National Association, Corporate Trust Services, EX-MA-FED, One Federal Street, Boston MA 02110, or such other address as the Fiscal Agent may designate from time to time by notice to the Holders and the Bank, or the corporate trust office of any successor Fiscal Agent at which such transactions contemplated in this Agreement shall be administered (or such other address as a successor Fiscal Agent may designate from time to time by notice to the Holders and the Bank).

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Definitive Registered Note” shall mean a definitive registered note substantially in the form set out in Exhibit B-1 or B-2 hereto or in such other form as may be agreed between the Bank and the Fiscal Agent.

“DTC” shall mean The Depository Trust Company in New York City, New York, or its successor.

“DTC Global Note” shall mean a Registered Global Note deposited with a custodian for, and registered in the name of a nominee of, DTC.

“Event of Default” shall have the meaning ascribed thereto in the applicable Note.

“Executed Documentation” shall have the meaning ascribed thereto in Section 33(e) of this Agreement.

“Fiscal Agent” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Fixed Rate Interest Payment Date” shall mean May 25 and November 25 of each year, beginning on May 25, 2025, in the case of the 2026 Notes, and May 23 and November 23 of each year, beginning on May 23, 2025, in the case of the 2029 Notes; provided that if a Fixed Rate Interest Payment Date or the maturity date of either series of Fixed Rate Notes falls on a day that is not a Business Day, the interest payment or the payment of principal and interest for such series of Fixed Rate Notes will be postponed to the next succeeding Business Day, but the payment made on such date will be treated as having been made on the date that the payment was first due and the Holders of such series of Fixed Rate Notes will not be entitled to any further interest or other payments with respect to such postponement.

“Fixed Rate Notes” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Fixed Rate Note Record Date” shall have the meaning ascribed thereto in Section 7(a) of this Agreement.

“Floating Rate End Date” shall mean February 25, May 25, August 25 and November 25 of each year.

“Floating Rate Interest Payment Date” shall mean the second Business Day following each Floating Rate End Date, provided that the Floating Rate Interest Payment Date with respect to the final Floating Rate Interest Payment Period will be the maturity date of the Floating Rate Notes; provided further that if any scheduled Floating Rate End Date, other than the maturity date of the Floating Rate Notes, falls on a day that is not a Business Day it will be postponed to the following Business Day except that, if that Business Day would fall in the next calendar month, the Floating Rate End Date will be the immediately preceding Business Day; provided further that if the scheduled maturity date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled maturity date.

“Floating Rate Interest Payment Period” shall mean (i) the period from and including November 25, 2024 to, but excluding, the initial Floating Rate End Date; and (ii) with respect to period subsequent to the period described in clause (i), the period from and including the initial Floating Rate End Date to, but excluding, the next Floating Rate End Date; provided that (a) the period with respect to the final Floating Rate Interest Payment Date will be the period from and including the Floating Rate End Date immediately prior to the maturity date of the Floating Rate Notes to, but excluding, the maturity date of the Floating Rate Notes; and (b) with respect to such final period, the level of SOFR for each calendar day in the period from and including the Rate Cut-Off Date to, but excluding, the maturity date of the Floating Rate Notes shall be the level of SOFR on such Rate Cut-Off Date.

“Floating Rate Notes” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Floating Rate Note Record Date” shall have the meaning ascribed thereto in Section 7(a) of this Agreement.

“Holders” shall mean the several persons who are for the time being holders of Outstanding Notes (being the registered owner thereof as reflected in the Note Register); provided, however, that, solely for the purpose of determining whether the holders of the requisite number of principal amount of Notes have voted on any matter provided for in this Agreement, so long as Definitive Registered Notes have not been issued, and, in addition, wherever else the context requires, the term “Holders” as used herein shall refer to the Owners.

“Indemnified Party” shall have the meaning ascribed thereto in Section 19(b) of this Agreement.

“Indemnifying Party” shall have the meaning ascribed thereto in Section 19(b) of this Agreement.

“Initial Purchasers” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Interest Payment Date” shall mean, in the case of the Fixed Rate Notes, each Fixed Rate Interest Payment Date, and in the case of the Floating Rate Notes, each Floating Rate Interest Payment Date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“New York Federal Reserve” means the Federal Reserve Bank of New York.

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Note Register” shall have the meaning ascribed thereto in Section 8(a) of this Agreement.

“Notes” shall have the meaning ascribed thereto in the recitals of this Agreement, and, for the avoidance of doubt, shall include the Floating Rate Notes, the 2026 Notes and the 2029 Notes.

“Offering Circular” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Original Issue Date” shall mean, with respect to any Note, the original date of issuance of such Note, being, in the case of any Definitive Registered Note, the date of issuance of the Registered Global Note which initially represented such Note.

“Outstanding” shall mean, at any particular time, all Notes theretofore issued other than (i) those which have become void in accordance with their terms, (ii) those which have been canceled, (iii) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes in accordance with their terms, (iv) for the purposes only of determining the aggregate principal amount of Notes outstanding and without prejudice to the status of any Note for any other purpose, those Notes alleged to have been lost, stolen or destroyed and with respect to which replacement Notes have been issued in accordance with their terms, and (v) Registered Global Notes to the extent that they shall have been duly exchanged for Definitive Registered Notes, in each case pursuant to their respective terms and the terms of this Agreement.

“Owner” shall mean each person who is the beneficial owner of Notes in book-entry form as reflected in the records of DTC or, if a DTC participant is not such beneficial owner, then as reflected in the records of a person maintaining an Account (directly or indirectly, in accordance with the rules of DTC).

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Purchase Agreement” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Rate Cut-Off Date” shall mean the second U.S. Government Securities Business Day prior to the maturity date of the Floating Rate Notes.

“Record Date” shall have the meaning ascribed thereto in Section 7(a) of this Agreement.

“Reference Time” with respect to any determination of the Benchmark means the time determined by the Bank or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Registered Global Note” shall mean a global Note substantially in the form set out in Exhibit A-1, A-2 or A-3 hereto or in such other form as may be agreed upon between the Bank and the Fiscal Agent.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Shortfall” shall have the meaning ascribed thereto in Section 10(i) of this Agreement.

“SOFR”, with respect to any U.S. Government Securities Business Day, means the rate determined by the Calculation Agent in accordance with the following provisions: (1) the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or (2) if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in clause (1), unless the Bank or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or (3) if the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred: (a) the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or (b) the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or (c) the sum of: (i) the alternate rate of interest that has been selected by the Bank or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment.

“Stock Exchange” shall mean any stock exchange(s) on which any Notes may from time to time be listed and reference in this Agreement to the “relevant Stock Exchange” shall, in relation to any Notes, be reference to the Stock Exchange on which such Notes are from time to time, or will be, listed.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. $” and “U.S. Dollars” shall mean the then-applicable lawful currency of the United States.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

(b) Terms and expressions defined in the Notes and the Offering Circular shall have the same meanings in this Agreement, except where the context requires otherwise.

(c) Any references to Notes shall, unless the context otherwise requires, include any Registered Global Notes and Definitive Registered Notes (including, for the avoidance of doubt, any Floating Rate Notes, 2026 Notes and 2029 Notes).

SECTION 2. Appointment of Fiscal Agent.

(a) The Bank hereby appoints U.S. Bank Trust Company, National Association as the Fiscal Agent to act, upon the terms and subject to the conditions set forth herein, as fiscal agent for the Notes, and in such capacity as fiscal agent shall act as transfer agent, paying agent, authenticating agent and registrar, and to perform such other obligations and duties imposed upon the Fiscal Agent by the Notes and hereby, and the Fiscal Agent hereby accepts such appointment. The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Notes and under this Agreement and in addition shall have such further powers and authority to act on behalf of the Bank as may be mutually agreed upon in writing by the Bank and the Fiscal Agent. All of the terms and provisions with respect to such powers and authority contained in the Notes are subject to and governed by the terms and provisions hereof.

(b) The Bank has been appointed Calculation Agent, for the purpose of calculating any variable interest rates or other basis for determining the payment of interest, premium (if any) or principal with respect to the Notes from time to time. Notwithstanding the foregoing, the Bank may appoint a different Calculation Agent for the Notes (which may be an affiliate of the Bank, the Initial Purchasers or an affiliate thereof).

SECTION 3. Supply of Notes; Authorized Representatives.

(a) The Bank shall from time to time deliver or cause to be delivered to the Fiscal Agent a supply of blank Registered Global Notes and Definitive Registered Notes (including forms of the Floating Rate Note, 2026 Note and 2029 Note) as the Bank shall determine, bearing consecutive control numbers. Each Note shall have been executed by the manual, facsimile or electronic signature (as set forth in Section 33(e) of this Agreement) of an Authorized Representative (as defined in Section 3(b)) of the Bank. The Fiscal Agent will acknowledge receipt of the Notes delivered to it and will hold such blank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Notes in accordance with the provisions hereof.

(b) From time to time, the Bank shall provide the Fiscal Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Notes on behalf of the Bank by manual, facsimile or electronic signature (as set forth in Section 33(e) of this Agreement) and to give instructions and notices on behalf of the Bank hereunder (each, an “Authorized Representative” and, collectively, the “Authorized Representatives”). Until the Fiscal Agent receives a subsequent such certificate from the Bank, the Fiscal Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identities of Authorized Representatives of the Bank. Any Note bearing the manual, facsimile or electronic signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Fiscal Agent, notwithstanding that such persons shall have ceased to hold office on the date such Note is so completed, authenticated and delivered by the Fiscal Agent.

(c) From time to time, the Bank shall provide the Fiscal Agent with a list of the names, telephone numbers and email addresses of those officers of the Bank whom the Fiscal Agent may, at its discretion, call to confirm any instructions, notice or other communication received hereunder. The person called will not be the initiator of the instruction.

SECTION 4. Issuance Instructions.

All instructions regarding the completion, authentication and delivery of Notes shall be given by an Authorized Representative by telephone (confirmed in writing as soon as practicable), by facsimile transmission, by email or by other acceptable written means by such Authorized Representative.

SECTION 5. Issuance of Registered Global Notes.

(a) Upon receipt of written instructions from an Authorized Representative of the Bank in accordance with Section 4 hereof regarding the completion, authentication and delivery of one or more Registered Global Notes, the Bank shall deliver to the Fiscal Agent the necessary and applicable Registered Global Note(s) and, in accordance with such written instructions, shall:

(i) authenticate such Registered Global Note(s) on the date specified in the written instructions of the Authorized Representative of the Bank, subject to the terms of this Agreement and the Notes;

(ii) register, in the Note Register, such Registered Global Note(s) in the name of Cede & Co., or another nominee of DTC, and/or in the name of another depositary, as specified in such instructions; and

(iii) deliver such Registered Global Note(s) to a custodian of DTC in accordance with such instructions against receipt from the custodian of confirmation that such custodian is holding the Registered Global Note(s) so delivered in safe custody for the account of DTC and instruct DTC to credit the Notes represented by such Registered Global Note(s), unless otherwise agreed in writing between the Fiscal Agent and the Bank, to the Fiscal Agent’s participant Account.

(b) The Fiscal Agent shall provide DTC with such notifications, instructions or other information to be given by the Fiscal Agent to DTC as may be required.

(c) The Floating Rate Notes shall be represented by Registered Global Note(s) substantially in the form of Exhibit A-1 hereto. The 2026 Notes shall be represented by Registered Global Note(s) substantially in the form of Exhibit A-2 hereto. The 2029 Notes shall be represented by Registered Global Note(s) substantially in the form of Exhibit A-3 hereto. The Registered Global Notes shall be exchangeable for Floating Rate Notes, 2026 Notes or 2029 Notes, as applicable, in definitive form as provided in the text of the applicable Registered Global Note and in accordance with Section 6 below.

SECTION 6. Issuance of Definitive Registered Notes.

(a) Definitive Registered Notes shall be issued only if permitted by applicable law and (i) in the case of a DTC Global Note, only if (A) DTC or its successor notifies the Bank that it is unwilling or unable to continue as depositary for the DTC Global Note or (B) DTC or its successor ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation; and, in either case, a successor depositary is not appointed by the Bank within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) the Bank delivers to the Fiscal Agent a written notice executed by an Authorized Representative that Registered Global Notes shall be exchangeable for Definitive Registered Notes, or (iii) a default or an Event of Default with respect to the Notes represented by such Global Registered Note has occurred and is continuing.

(b) Upon the occurrence of any event specified in Section 6(a) which, pursuant to the terms of a Registered Global Note, requires the issuance of Definitive Registered Notes in exchange for the Registered Global Note, the Fiscal Agent shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Registered Note(s) delivered in accordance with Section 3(a) and, in accordance with the terms of the Registered Global Note, shall:

(i) complete an equal aggregate principal amount of Definitive Registered Note(s) of authorized denominations and of like tenor with identical terms as the Registered Global Note in accordance with the terms of the Registered Global Note;

(ii) register such Definitive Registered Notes in the name or names of such persons as the relevant clearing system shall instruct the Fiscal Agent;

(iii) authenticate such Definitive Registered Notes; and

(iv) deliver such Definitive Registered Notes to the relevant clearing system or pursuant to such clearing system’s instructions in exchange for such Registered Global Note.

(c) Any Note that is exchanged as described in this Section 6 shall be exchanged for Definitive Registered Notes, issued in denominations of at least US $250,000 or integral multiples of $1,000 in excess thereof, in registered form, for the same aggregate principal amount. The Definitive Registered Notes will be registered in the names of the Owners of the beneficial interests in such Note as directed by DTC.

(d) The Bank shall deliver to the Fiscal Agent, upon the occurrence of any event specified in Section 6(a) which, pursuant to the terms of a Registered Global Note, requires the issuance of Definitive Registered Notes, a sufficient number of Definitive Registered Notes executed by an Authorized Representative to enable the Fiscal Agent to comply with its obligations under this Section 6.

(e) In order to cause an individual definitive certificate (each, a “Certificate”) to be executed and delivered to an Owner of an interest in a Definitive Registered Note by the Fiscal Agent or by the applicable clearing system in accordance with the foregoing provisions of this Section 6, such Owner must provide the applicable clearing house with the following:

(i) a written notice containing such information as the Bank and the Fiscal Agent may require to complete, execute and deliver such individual definitive Certificate(s); and

(ii) a fully completed, signed certification substantially in the form attached hereto as Exhibit C to the effect that the exchanging Owner is not transferring its Note at the time of such exchange.

Upon receipt of the documents referred to above, the Fiscal Agent shall arrange for the authentication and delivery to the person or persons named in a written order of the applicable clearing system(s) of an individual definitive Certificate representing Notes registered in the name or upon the order of the person or persons named in such order and shall alter the entries in the Note Register in respect of the Definitive Registered Note accordingly. For purposes of this Agreement, the term “Notes” shall include Certificates as applicable.

SECTION 7. Fixing Record Dates for Holders.

(a) Interest payments on the Notes with respect to an applicable Interest Payment Date shall be payable to the Holders thereof as they appear on the Note Register at the close of business on the relevant record date for such Interest Payment Date, which shall be (i) with respect to the Fixed Rate Notes, the fifteenth calendar day (whether or not a Business Day) immediately preceding the relevant Fixed Rate Interest Payment Date (each, a “Fixed Rate Note Record Date”); and (ii) with respect to the Floating Rate Notes, the second business day next preceding the applicable Floating Rate Interest Payment Date (each, a “Floating Rate Note Record Date” and, each such Fixed Rate Note Record Date or Floating Rate Note Record Date, a “Record Date”).

(b) Interest payments payable on any Notes that are not punctually paid on an applicable Interest Payment Date will cease to be payable to the person in whose name such Notes are registered on the Record Date, and such defaulted payments will instead be payable to the person in whose name such Notes are registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

(c) For the purposes of determining the Holders or Owners in respect of any other purpose, for which a record date is not otherwise provided for in this Agreement, the Fiscal Agent may from time to time fix a date, not more than 90 days prior to the date of such action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purpose.

SECTION 8. Note Register; Registration, Transfer and Exchange; Persons Deemed Owners.

(a) The Fiscal Agent, as registrar for the Notes, shall maintain at its designated office where Notes may be presented for registration or transfer, or such other location as may be agreed from time to time, a definitive record (the “Note Register”) in which shall be recorded the names, addresses and taxpayer identification numbers of the Holders, the CUSIP numbers of the Notes, the Original Issue Dates and the stated maturity dates of the Notes, and details with respect to the transfer and exchange of Notes.

(b) Upon surrender for the purpose of registration of transfer at the offices of the Fiscal Agent of any Note, accompanied by a written instrument of transfer in form satisfactory to the Fiscal Agent, executed by the registered Holder, in person or by such Holder’s attorney thereunto duly authorized in writing, such Note shall be transferred upon the Note Register, and the Fiscal Agent shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions; provided, however, that Notes may be delivered for the purpose of registration of transfer by mail at the risk and expense of the transferor. Transfers and exchanges of Notes shall be subject to such restrictions as shall be set forth herein and in the text of the Notes and such reasonable regulations as may be prescribed by the Bank. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register. Unless otherwise indicated by this Agreement, DTC or its nominees will be the only registered holder of the Notes.

(c) At the option of the Holder of a Note, such Note may be exchanged for other Notes of any authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions, upon surrender of the Note to be exchanged at the offices of the Fiscal Agent. Whenever any Notes are so surrendered for exchange, the Fiscal Agent shall complete, authenticate and deliver the Notes which the Holder of the Note making the exchange is entitled to receive. Except as otherwise provided in this Agreement, owners of beneficial interests in a Registered Global Note shall not be entitled to have Notes registered in their names, shall not receive or be entitled to receive physical delivery of Definitive Registered Notes and shall not be considered the Owners or Holders thereof under this Agreement.

(d) Notwithstanding the foregoing, the Fiscal Agent shall not register the transfer of or exchange (i) any Note in any principal amount other than U.S. $250,000 or integral multiples of U.S. $1,000 in excess thereof, (ii) any Note the Holder of which will continue, after such proposed transfer or exchange, to hold any other Note in any principal amount other than U.S. $250,000 or integral multiples of U.S. $1,000 in excess thereof, or (iii) any Registered Global Note if the Fiscal Agent learns that such proposed transfer or exchange would violate any legend contained on the face of such Registered Global Note.

(e) All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Notes surrendered upon such registration of transfer or exchange.

(f) No service charge shall be made to a Holder for any transfer or exchange of Notes, but the Fiscal Agent may require payment of a sum sufficient to cover any stamp or other tax duty, assessment or governmental charge that may be imposed in connection therewith.

(g) The Bank and the Fiscal Agent, and any agent of the Bank or the Fiscal Agent, may treat the Holder in whose name a Note is registered as the owner of such Note for all purposes, whether or not such Note is overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

SECTION 9. Terms of Issuance.

(a) The Fiscal Agent shall ensure that all Notes delivered to and held by it under this Agreement are issued only in authorized denominations and otherwise in accordance with the provisions of this Agreement.

(b) The Fiscal Agent shall be entitled to treat a telephone, SWIFT, pdf, email or facsimile communication from a person purporting to be (and who the Fiscal Agent, after making reasonable investigation, believes in good faith to be) an Authorized Representative as sufficient instructions and authority of the Bank for the Fiscal Agent to act in accordance with Section 9(a).

SECTION 10. Payments.

(a) With respect to (i) the Fixed Rate Notes, the Fiscal Agent shall advise the Bank, promptly following the Bank’s request but in no event less than five (5) Business Days prior to the date on which any payment is to be made to the Fiscal Agent in U.S. Dollars by the Bank pursuant to this Section 10, of the total amount of any principal of, premium, if any, and interest due on Notes on any Fixed Rate Interest Payment Date or any maturity date or date of repayment and (ii) with respect to the Floating Rate Notes, the Calculation Agent shall notify the Fiscal Agent promptly after each Floating Rate End Date of the rate payable for the period ending with the next quarterly Floating Rate Interest Payment Date; and, in each case, the Bank shall, not later than 12:00 p.m., local time in New York City, New York, on each date on which any payment with respect to any Notes becomes due, transfer to an account specified by the Fiscal Agent such amount in U.S. Dollars as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Fiscal Agent and the Bank may agree.

(b) The 2026 Notes will bear interest at a rate of 4.594% per annum and the 2029 Notes will bear interest at a rate of 4.782% per annum. Interest on the Fixed Rate Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

(c) The Floating Rate Notes will bear interest at the Base Rate plus a spread of 0.460%; provided that in no event will the interest payable in respect of any Floating Rate Interest Payment Period be less than zero. Interest on the Floating Rate Notes will be paid on the basis of a 360-day year for the actual number of days elapsed.

(d) The Fiscal Agent shall have no (i) responsibility or liability for the selection, adoption or determination of an alternative or replacement reference rate (including a Benchmark Replacement Adjustment or any Benchmark Replacement Conforming Changes) as a successor or replacement benchmark to the Base Rate (including whether any such rate is the appropriate Benchmark Replacement to the Base Rate or whether any other conditions to the designation of such rate or any of the determinations to be made pursuant to definition of “Index Determination” have been satisfied) and shall be entitled to rely conclusively upon any determination or designation of such a rate (and any Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes, or other modifier) by the Calculation Agent, or the designee of the Bank, and any instruction, notice, officer’s certificate, or other instruction or information provided by the Bank or its designee, without independent verification, investigation or inquiry of any kind by the Fiscal Agent or (ii) liability for any failure or delay by the Bank or the designee of the Bank in performing their respective duties under this Agreement or the Floating Rate Notes as a result of the unavailability of the Base Rate, or any other Benchmark Replacement described in the terms of Floating Rate Notes or the failure of a Benchmark Replacement to be adopted.

(e) The Fiscal Agent shall have no duty (i) to monitor, determine or verify the unavailability or cessation of the Base Rate (or other applicable Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacements, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing.

(f) The Fiscal Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement or the Floating Rate Notes as a result of the unavailability of the Base Rate (or other applicable Benchmark) and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Bank or its designee, in providing any direction, instruction, notice or information required or contemplated by the terms of the Floating Rate Notes and reasonably required for the performance of such duties. The Fiscal Agent shall be under no duty to succeed to, assume or otherwise perform any of the duties of the Bank or its designee, or to appoint a successor or replacement in the event of its resignation or removal, or to remove and replace the Bank or its designee in the event of a default, breach or failure of performance on the part of the Bank or its designee with respect to its duties and obligations under the terms of Floating Rate Notes.

(g) Subject to receipt by the Fiscal Agent of the payment provided in Section 10(a), the Fiscal Agent shall pay or cause to be paid all amounts due with respect to the Notes on behalf of the Bank in the manner provided in the Notes. If any payment provided for in Section 10(a) is made late but otherwise in accordance with the provisions of this Agreement, the Fiscal Agent shall make payments with respect to the Notes in accordance with Section 7(a) following receipt by it of such payment.

(h) If for any reason the Fiscal Agent considers in its sole discretion that the amounts to be received by the Fiscal Agent pursuant to Section 10(a) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, the Fiscal Agent shall then forthwith notify the Bank of such insufficiency and, until such time as the Fiscal Agent has received the full amount of all such payments, the Fiscal Agent shall not be obliged to pay any such claims.

(i) Without prejudice to Sections 10(c) and (d), if the Fiscal Agent pays any amounts to the Holders at a time when it has not received payment in full with respect to the relevant Notes in accordance with Section 10(a) (the excess of the amounts so paid over the amounts so received being the “Shortfall”), the Bank shall, in addition to paying amounts due under Section 10(a), pay to the Fiscal Agent on demand interest (at a rate which represents the Fiscal Agent’s cost of funding the Shortfall) on the Shortfall arising from payments due on Notes (or the unreimbursed portion thereof) until the receipt in full by the Fiscal Agent of the Shortfall. The Fiscal Agent shall notify the Bank, as soon as possible but in no event later than 2:00 p.m., local time in New York City, New York, on the Business Day following the day on which a payment was due on a Note, by pdf, facsimile transmission or email, that it has not received such payment, it being understood that the Bank shall have the right to make such payment subsequently with good value as of such Business Day.

SECTION 11. Withholding or Deduction.

(a) The Fiscal Agent, on its own behalf and on behalf of the Bank, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Notes or (ii) the issuance, delivery, holding, transfer or exercise of rights under the Notes. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

(b) If the Bank is, with respect to any payments, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the terms of the Notes, the Bank shall give notice thereof to the Fiscal Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Fiscal Agent such information as it shall require to enable it to comply with such requirement. The Fiscal Agent shall comply with any direction received from the Bank with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 21(e) hereof.

(c) The Fiscal Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on request to the Bank or to its authorized representatives.

(d) Holders shall not be obligated to make payments to the Fiscal Agent of certain charges and expenses, except as provided in Section 17.

SECTION 12. Filing Proofs and Other Information from Holders.

Any Holder may be required from time to time to file such proof of residence, or other matters or other information, to execute such certificates and to make such representations and warranties as the Fiscal Agent or the Bank may reasonably deem necessary or proper. The Fiscal Agent or the Bank may withhold the delivery, or delay the registration of transfer, of any Note or the distribution of any interest payments or the sale of any rights or of the proceeds thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

SECTION 13. Notices to Holders and Owners.

(a) Unless otherwise provided in this Agreement or the Notes:

(i) On behalf of and at the request and expense of the Bank, the Fiscal Agent shall give all notices required to be given by the Bank in accordance with the Notes.

(ii) All notices with respect to Notes shall be sufficiently given if in writing and mailed by first-class mail (postage prepaid), to each Holder’s postal address appearing in the Note Register. If any communication is mailed in the manner provided in the preceding sentence in the time period prescribed, it will be deemed duly given, whether or not the addressee receives it. In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice of any event to Holders of Notes when said notice is required to be given pursuant to any provision of the Agreement or of the Notes, then any manner of giving such notice as shall be satisfactory to the Fiscal Agent shall be deemed to be a sufficient giving of such Notice.

(b) Notices to Holders of Notes who hold a beneficial interest in a Registered Global Note may be given by delivery of the relevant notice to DTC or its successor in accordance with the arrangements of its clearing systems then in effect with respect to such notices.

SECTION 14. Cancelation of Notes.

(a) The Bank may at any time deliver notes to the Fiscal Agent for cancellation. All Notes that are repaid shall be canceled by the Fiscal Agent. All Notes that are purchased by or on behalf of the Bank may, at the election of the Bank, be delivered to the Fiscal Agent for cancellation. Where any Notes are purchased and canceled as aforesaid, the Bank shall ensure that all relevant details are promptly given to the Fiscal Agent and that all Notes so canceled are delivered to the Fiscal Agent.

(b) A certificate stating:

(i) the aggregate principal amount of Notes that have been repaid and the aggregate amount paid in respect thereof;

(ii) the number of Notes canceled; and

(iii) the aggregate amount paid with respect to interest on the Notes,

shall be given to the Bank by the Fiscal Agent as soon as reasonably practicable and in any event within one (1) month after the date of such repayment, payment or exchange, as the case may be.

(c) Subject to being duly notified in due time, the Fiscal Agent shall give a certificate to the Bank, within one (1) month of the date of purchase and cancelation of Notes as aforesaid, stating the principal amount of Notes so purchased and canceled.

(d) The Fiscal Agent shall dispose of (in accordance with its customary procedures) all canceled Notes.

(e) Without prejudice to the obligations of the Fiscal Agent pursuant to this Section 14, the Fiscal Agent shall keep a full and complete record of all Notes and of all replacement Notes issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes. The Fiscal Agent shall at all reasonable times make such record available to the Bank and any person authorized by any of them for inspection and for the taking of copies thereof or extracts therefrom.

(f) All records and certificates made or given pursuant to this Section 14 and Section 15 shall make a distinction between Notes, as appropriate.

SECTION 15. Issuance of Replacement Notes.

(a) The Bank will cause a sufficient quantity of additional forms of Notes to be available, upon request, to the Fiscal Agent at its specified office for the purpose of issuing replacement Notes as provided below.

(b) The Fiscal Agent will, subject to and in accordance with the terms of the Notes and the following provisions of this Section 15, cause to be delivered any replacement Notes in place of Notes which have been lost, stolen, mutilated, defaced or destroyed.

(c) The Fiscal Agent shall not issue any replacement Note pursuant to Section 15(b) unless and until the applicant therefor shall have:

(i) paid such costs as may be incurred in connection therewith (including all reasonable fees, charges and expenses of the Fiscal Agent);

(ii) furnished it with such evidence and indemnity or bond (which may include a medallion guarantee) as the Bank and the Fiscal Agent may reasonably require;

(iii) furnished it with an affidavit reasonably satisfactory to the Fiscal Agent;

(iv) in the case of any mutilated or defaced Note, surrendered the same to the Fiscal Agent; and

(v) complied with such other reasonable regulations and pay such other reasonable charges as the Fiscal Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code in effect in the State of New York.

(d) The Fiscal Agent shall cancel any mutilated or defaced Notes with respect to which replacement Notes have been issued pursuant to this Section 15 and, unless otherwise instructed by the Bank in writing, shall dispose of (in accordance with its customary procedures) such canceled Notes and furnish the Bank with a disposition certificate containing the information specified in Section 14(c).

(e) The Fiscal Agent shall keep a full and complete record of all replacement Notes issued and shall make such record available at all reasonable times to the Bank and any persons authorized by the Bank for inspection and for the taking of copies thereof or extracts therefrom.

SECTION 16. Copies of This Agreement and the Offering Circular Available for Inspection.

The Fiscal Agent shall, for as long as any Note remains Outstanding, hold copies of this Agreement and the Offering Circular available for inspection.

SECTION 17. Commissions and Expenses.

(a) The Bank shall pay to the Fiscal Agent such fees and commissions as the Bank and the Fiscal Agent may separately agree from time to time with respect to the services of the Fiscal Agent, together with any reasonable and properly documented expenses (including applicable taxes and all legal, printing and postage expenses) incurred by the Fiscal Agent in connection with said services. Nothing in this Agreement shall obligate the Fiscal Agent to take any action which would involve any such expenses unless it is satisfied that it will be reimbursed therefor within a reasonable time.

(b) The Bank shall pay all transfer and other taxes and governmental charges arising solely from the existence of these agency arrangements. All other transfer and other taxes and governmental charges shall be at the expense of the Holders. If, at the written request of a Holder, the Fiscal Agent incurs charges or expenses for which the Bank is not otherwise liable hereunder, such Holder will be liable for such charges and expenses.

(c) The provisions of this Section 17 shall survive the termination or expiration of this Agreement.

SECTION 18. Covenants of the Bank.

(a) Payment of Principal and Interest. The Bank covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Agreement.

(b) Maintenance of Office or Agency. The Bank shall maintain an office or agency where Notes may be presented or surrendered for payment and demands to or upon the Bank in respect of the Notes and this Agreement may be served. The Bank shall give prompt written notice to the Fiscal Agent of the location, and any change in the location, of any such office or agency. If at any time the Bank shall fail to maintain any such required office or agency or it shall fail to furnish the Fiscal Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Fiscal Agent and the Bank hereby appoints the Fiscal Agent its agent to receive all such presentations, surrenders, notices and demands.

(c) Money for Notes Payments to Be Held in Trust by the Bank. Subject to Section 20, if the Bank shall at any time act as its own paying agent with respect to the Notes, it will, on or before each due date of the principal of or interest on the Notes, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and shall promptly notify the Fiscal Agent in writing of its action or failure so to act.

(d) Officers’ Certificate as to Default.

(i) The Bank shall deliver to the Fiscal Agent, on or before a date not more than 120 days after the end of each fiscal year of the Bank (which, on the date hereof, is the calendar year) ending after the date hereof, a certificate executed by an officer of the Bank, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Bank, stating whether or not to the best knowledge of the signers thereof the Bank is in default in the performance and observance of any of the terms, provisions and conditions of this Agreement or the Notes, and, if the Bank shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

(ii) The Bank shall deliver to the Fiscal Agent, as soon as possible and in any event within five (5) days after the Bank becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, or a default in the performance of any of its obligations hereunder, a certificate executed by an officer of the Bank setting forth the details of such Event of Default or default and the action which the Bank proposes to take with respect thereto.

SECTION 19. Indemnity.

(a) The Bank shall indemnify and hold harmless the Fiscal Agent (acting in any capacity hereunder or in connection herewith), including its officers, directors, employees and agents, against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing, including reasonable attorney’s fees and expenses, but excluding loss of profits) which the Fiscal Agent may incur or which may be made against the Fiscal Agent as a result of or in connection with the Fiscal Agent’s appointment by the Bank or the exercise of the Fiscal Agent’s powers and duties hereunder, except such as may result from the Fiscal Agent’s willful misconduct, gross negligence or fraud.

(b) Promptly following becoming aware of circumstances that might give rise to a claim for indemnification under this Agreement, a party seeking indemnification hereunder (the “Indemnified Party”) shall notify the other party (the “Indemnifying Party”) of the relevant claim; provided that failure to so notify shall not affect the Indemnified Party’s right to indemnification hereunder, except to the extent the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall, at its own expense, be entitled to control and direct the investigation and defense of any claim, and shall have the right to settle any such claim without the consent of the Indemnified Party; provided that such settlement (i) fully releases the Indemnified Party from any liability and provides no admission of wrongdoing, and (ii) does not subject the Indemnified Party to any additional obligation, whether financial or otherwise. In the event that any such settlement does not meet the requirements of clauses (i) and (ii) above, then the Indemnified Party must consent to such settlement in writing, which consent shall not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide reasonable assistance to the Indemnifying Party in connection with the Indemnifying Party’s defense of a claim. The Indemnifying Party may have separate counsel if the Indemnified Party has been reasonably advised by counsel that it is advisable for the Indemnified Party to engage separate counsel, and the Bank shall pay the reasonable fees and expenses of such counsel.

(c) The provisions of this Section 19 shall survive the termination or expiration of this Agreement.

SECTION 20. Repayment by the Fiscal Agent.

The Fiscal Agent shall promptly repay to the Bank sums equivalent to any amounts paid by the Bank to the Fiscal Agent for the payment of principal (and premium, if any) or interest with respect to any Notes remaining unclaimed at the end of two (2) years after the principal of such Notes shall have become due and payable (whether at the stated maturity date or otherwise) and moneys sufficient therefor shall have been duly made available for payment; and any such amounts held for such period by the Bank in trust in accordance with Section 18(c) for such purpose shall be discharged from such trust of the Bank; provided that there is not any outstanding, bona fide and proper claim with respect to such amounts. Upon such repayment or discharge from trust, as applicable, all liability of the Fiscal Agent with respect to such funds, and all liability of the Bank as trustee thereof, respectively, shall thereupon cease, and any Holder shall thereafter look only to the Bank for payment thereof.

SECTION 21. Conditions of Appointment.

(a) The Fiscal Agent shall be entitled to deal with money paid to it by the Bank for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(i) that it shall not exercise any right of setoff, lien or similar claim in respect thereof;

(ii) as provided in Section 21(b) below; and

(iii) that it shall not be liable to account to the Bank for any interest thereon except as otherwise agreed in writing between the Bank and the Fiscal Agent.

(b) In acting hereunder and in connection with the Notes, the Fiscal Agent shall act solely as the agent of the Bank and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the Owners or Holders of the Notes, except that all funds held by the Fiscal Agent for payment to the Holders shall be held in trust and applied as set forth herein, but need not be segregated from other funds except as required by law.

(c) The Fiscal Agent hereby undertakes to the Bank to perform such obligations and duties, and shall be obligated to perform such duties and only such duties, as are specifically set forth herein and in the Notes, and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal Agent.

(d) The Fiscal Agent may consult with legal and other professional advisers of its selection and the written opinion of such advisers, rendered in good faith, shall be full and complete protection with respect to any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(e) The Fiscal Agent shall be protected and shall incur no liability for or with respect to any action taken, omitted or suffered in reliance upon any instruction, request or order from the Bank or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by an Authorized Representative.

(f) The Fiscal Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

(g) Other than as a result of fraud for which there shall be no limitation, in no event shall the Fiscal Agent be responsible or liable for special or punitive loss or damage of any kind whatsoever (including, but not limited to, loss of profit) arising out of a breach by the Fiscal Agent of any provision of this Agreement, irrespective of whether the Fiscal Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Other than as a result of fraud for which there shall be no limitation, in no event shall the Bank be responsible or liable for special or punitive loss or damage of any kind whatsoever (including, but not limited to, loss of profit) arising out of a breach by the Bank of any provision of this Agreement, irrespective of whether the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

(h) The Fiscal Agent and its officers, directors and employees may become the Owner of, or acquire any interest in, any Notes, and shall have the same rights that it or he would have if the Fiscal Agent were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Bank and may act on, or as depositary, trustee or agent for, any committee or body of Holders or in connection with any other obligations of the Bank as freely as if the Fiscal Agent were not appointed hereunder.

SECTION 22. Changes in Fiscal Agent.

(a) The parties agree that, until no Note is Outstanding or until moneys for the payment of all amounts with respect to all Outstanding Notes have been made available to the Fiscal Agent, there will at all times be a Fiscal Agent.

(b) The following provisions shall govern the effectiveness of the resignation of the Fiscal Agent and of the variation, termination, appointment or change of Fiscal Agent:

(i) The Fiscal Agent may (subject to the provisions of Section 22(d)) at any time resign as Fiscal Agent by giving written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall never be less than three (3) months after the date of receipt of such notice by the Bank unless the Bank agrees to accept less notice.

(ii) Any variation, termination, appointment or change of Fiscal Agent shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days prior notice thereof shall have been given to the Holders in accordance with Section 13; provided that no such variation, termination, appointment or change shall take effect (except in the case of insolvency) within 15 days before or after any Interest Payment Date.

(c) The Fiscal Agent may (subject to the provisions of Section 22(d)) be removed at any time by the filing with it of an instrument in writing signed on behalf of the Bank specifying such removal and the date when it shall become effective.

(d) Any resignation under Section 22(b) or removal under Section 22(c) shall only take effect upon the appointment by the Bank of a successor Fiscal Agent and (other than in cases of insolvency of the Fiscal Agent) on the expiration of the notice to be given under Section 22(b). If, by the day falling 10 days before the expiration of any notice under Section 22(b), the Bank has not appointed a successor Fiscal Agent, then the Fiscal Agent shall be entitled, at the expense of the Bank, to petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent.

(e) In case at any time the Fiscal Agent resigns, or is removed, or becomes incapable of action or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they become due, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, administration or liquidation, a successor Fiscal Agent may be appointed by the Bank by an instrument in writing filed with the successor Fiscal Agent. Upon the appointment as aforesaid of a successor Fiscal Agent and acceptance by the latter of such appointment, the Fiscal Agent so superseded shall cease to be the Fiscal Agent hereunder.

(f) Upon its resignation or removal becoming effective, the Fiscal Agent:

(i) shall forthwith transfer all moneys held and all records kept by it hereunder to the successor Fiscal Agent hereunder; and

(ii) shall be entitled to the payment by the Bank of its commissions and fees for the services theretofore rendered hereunder in accordance with the terms of Section 17 and to the reimbursement of all reasonable and properly documented out-of-pocket expenses (including legal fees and together with any applicable value added tax or similar tax thereon) incurred in connection therewith.

(g) Upon its appointment becoming effective, a successor Fiscal Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trust, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder.

SECTION 23. Merger and Consolidation.

(a) Any entity into which the Fiscal Agent may be merged, or any entity with which the Fiscal Agent may be consolidated, or any entity resulting from any merger or consolidation to which the Fiscal Agent may be a party, or any entity to which the Fiscal Agent may sell or otherwise transfer all or substantially all the assets of the corporate trust business of the Fiscal Agent, shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Bank, and after the said effective date all references in this Agreement to the Fiscal Agent shall be deemed to be references to such corporation. Notice of any such merger, consolidation or transfer shall forthwith be given to the Bank by the Fiscal Agent.

(b) The Bank shall not consolidate with or merge into any other corporation, bank or other legal entity (collectively, a “corporation”) or sell, convey, transfer or lease all or substantially all of its properties and assets to any Person (each, a “Corporate Transaction”), unless:

(i) the corporation formed by such consolidation or into which the Bank is merged or the Person which acquires by sale, conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Bank is a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any U.S. State and expressly assumes, by supplemental agreement hereto, executed and delivered to the Fiscal Agent, in form satisfactory to the Fiscal Agent, the due and punctual payment of the principal of and interest on the Notes and the performance of every covenant of this Agreement to be performed or observed by Bank, by the Person formed by such consolidation or into which the Bank shall have been merged or by the Person which shall have acquired the Bank’s assets;

(ii) immediately after giving effect to such Corporate Transaction no default by the Bank in the performance or observance of any of the terms of the Notes or this Agreement has occurred; and

(iii) the Bank has delivered to the Fiscal Agent a certificate executed by an officer of the Bank and a written opinion of counsel (who may be counsel for the Bank), each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental agreement comply with this Section 23 and that all conditions precedent herein have provided for relating to such transaction have been met.

(c) Upon any consolidation of the Bank with, or merger of the Bank into, any other corporation or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Bank in accordance with Section 23(b), the successor Person formed by such consolidation or into which the Bank is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Bank under this Agreement with the same effect as if such successor Person had been named as the Bank herein, and thereafter, except in the case of a lease, the Bank shall be relieved of all obligations and covenants under this Agreement and the Notes. In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

SECTION 24. Notifications of Resignations, Appointments and Terminations.

Following receipt of notice of resignation from the Fiscal Agent and forthwith upon appointing a successor Fiscal Agent or on giving notice to terminate the appointment of any Fiscal Agent, the Bank shall give or cause to be given not more than 45 days nor less than 30 days’ notice thereof to the Holders in accordance with Sections 13 and 26.

SECTION 25. Change of Specified Office.

If the Fiscal Agent determines to change its specified office it shall give to the Bank written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Fiscal Agent (on behalf of the Bank) shall within 15 days of receipt of such notice (unless the appointment of the Fiscal Agent is to terminate pursuant to Section 22 on or prior to the date of such change) give or cause to be given not more than 45 days nor less than 30 days’ notice thereof to the Holders in accordance with Sections 13 and 26.

SECTION 26. Notices.

Any notice or communication required or permitted to be given hereunder shall be in writing, in English, and will be sufficiently given or served:

(a) if delivered in person to the relevant address specified in Section 26(c) below or such other address as may be specified by the parties and, if so delivered, shall be deemed to have been delivered at time of receipt;

(b) if sent by facsimile transmission or email to the relevant number or email address specified in Section 26(c) or such other number or email address as may be specified by the parties and, if so sent, shall be deemed to have been delivered upon transmission provided such transmission is confirmed when an acknowledgment of receipt is received.

(c) Any notice or demand which by any provision of this Agreement is required or permitted to be given or served by the Fiscal Agent or by the Holders of Notes to or on the Bank may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Bank is filed by the Bank with the Fiscal Agent) to State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, Attn: Executive Vice President and Treasurer. Any notice, direction, request or demand by the Bank or any Holder of Notes to or upon the Fiscal Agent shall be deemed to have been sufficiently given or made, for all purposes, if given or made at U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston MA 02110, Attn: David Ganss.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Bank when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Bank shall be deemed to be a sufficient giving of such notice.

Neither the failure to give notice, nor any defect in any notice so given, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes given as provided above.

(d) Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Fiscal Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 27. Taxes and Stamp Duties.

The Bank agrees to pay any and all stamp and other documentary taxes or duties (other than any interest or penalties arising as a result of a failure by any other person to account promptly to the relevant authorities for any such duties or taxes after such person shall have received from the Bank the full amount payable in respect thereof) which may be payable by the Fiscal Agent in connection with the execution, delivery, performance and enforcement of this Agreement.

SECTION 28. Amendments; Meetings of Holders.

(a) Subject to clauses (b) and (c) of this Section 28, this Agreement may be amended with the consent of the Holders of not less than a majority in aggregate principal amount of the series of Notes then Outstanding affected by such amendment (including consents obtained in connection with a tender offer or exchange offer for such Notes).

(b) Notwithstanding clause (a) of this Section 28, approval by the Holders of the Notes is not required where amendments or supplements to the Agreement are limited to:

(i) curing any ambiguity, or curing, correcting or supplementing any defective provision;

(ii) adding or changing any terms of this Agreement or the Notes to conform the terms of the Agreement or the Notes to the description of the Notes in the Offering Circular; or

(iii) modifying the Agreement or the Notes in any manner determined by the Bank and the Fiscal Agent to be consistent with the Notes and not adverse to the interest of any Holder of the Notes.

(c) In addition, notwithstanding clauses (a) and (b) of this Section 28, without the consent of the Holder of each Outstanding Note affected thereby, no amendment to this agreement shall:

(i) reduce the principal amount of or extend the stated maturity of the principal or any installment of principal or interest of such Holder’s Note;

(ii) reduce the rate of or extend the time for payment of interest on such Holder’s Note;

(iii) make the principal of any Note or interest thereon payable in any currency other than that provided in the Notes or in accordance with the terms thereof;

(iv) impair the right of any Holder to receive payment of principal of and interest on such Holder’s Note on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes;

(v) modify any of the provisions of this Section 28 except to increase any required percentage or to provide that certain other provisions cannot be modified or waived without the consent of the Holder of each Note so affected; or

(vi) reduce the aforesaid percentages of Notes, the consent of the Holders of which is required for any modification, amendment or waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences provided for in this Agreement.

With respect to amendments that require the consent of the Holders of Notes in accordance with clauses (a) and (c) of this Section 28, it will not be necessary for the consent of the Holders to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

After an amendment under this Section 28 becomes effective, the Bank shall mail to the Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 28.

(d) A meeting of Holders of any series of Notes may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Notes to be made, given or taken by Holders of such series of Notes.

(i) Any resolution presented at a meeting or reconvened meeting at which a quorum (as described in clause (g) of this Section 28 below) is present may be adopted by the affirmative vote of the Holders of a majority in principal amount of the applicable series of Notes at the time Outstanding.

(ii) Any resolution with respect to any demand, consent, waiver or other action which may be made, given or taken by the Holders of a specified percentage (which is less than a majority) in principal amount of the applicable series of Outstanding Notes may be adopted at a meeting or adjourned meeting at which a quorum (as described in clause (g) of this Section 28 below) is present by the affirmative vote of the Holders of the specified percentage in principal amount of the applicable series of Notes at the time Outstanding.

(iii) Any resolution passed or decision taken at any meeting of Holders of any series of Notes duly held in accordance with this Section 28 shall be binding on all Holders of such series of Notes.

(e) In addition, if requested by the Fiscal Agent, the Bank or the Holders of at least ten percent (10%) in principal amount of any series of Notes at the time Outstanding, the Fiscal Agent shall call a meeting of Holders of such series for any purpose specified in clause (d) of this Section 28 to be held at such time and at such place in New York City, New York or Boston, Massachusetts as the Bank shall determine. Notice of every meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Fiscal Agent on behalf of the Bank to the Holders, in the same manner as provided in Section 13, not less than 21 nor more than 180 days prior to the date fixed for the meeting. If at any time the Fiscal Agent, the Bank or the Holders of at least ten percent (10%) in principal amount of the applicable series of Notes at the time Outstanding shall have requested the Fiscal Agent to call a meeting of the Holders of such series to take any action authorized in clause (d) of this Section 28, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Fiscal Agent shall not have given notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then either the Holders of the applicable series of Notes in the amount above specified or the Bank, depending in each case on which party submitted the original request for such meeting, may determine the time and the place in New York City, New York or Boston, Massachusetts for such meeting and may call such meeting by giving notice thereof as provided in this Section 28(e).

(f) To be entitled to vote at any meeting of Holders, a person shall be a Holder of the applicable series of Outstanding Notes at the time of such meeting, or a person appointed by an instrument in writing as proxy for such Holder.

(g) The persons entitled to vote a majority in principal amount of the applicable series of Notes at the time Outstanding shall constitute a quorum. In the absence of a quorum, within thirty (30) minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13, except that such notice need be given not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Notes of such series which shall constitute a quorum, as set forth below.

At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote a majority in principal amount of the applicable series of Notes at the time Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Any meeting of Holders at which a quorum is present may be adjourned from time to time by vote of a majority in aggregate principal amount of the applicable series of Notes at the time Outstanding represented at the meeting, and the meeting may be held as so adjourned without further notice. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in aggregate principal amount of the applicable series of Notes at the time Outstanding represented and voting at such meeting; provided that such amount approving such resolution shall be not less than a majority in principal amount of the applicable series of Notes at the time Outstanding.

(h) Any action required or permitted to be taken at any meeting may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by persons entitled to vote a majority in principal amount of the applicable series of Notes at the time Outstanding.

(i) The Fiscal Agent may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. The Fiscal Agent shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Bank or Holders of any series of Notes as provided above, in which case the Bank or the Holders of such series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the applicable series of Notes at the time Outstanding represented at the meeting. The chairman of the meeting shall have no right to vote, except as a Holder of Notes or proxy. A record of the proceedings of each meeting of Holders shall be prepared, and one such copy shall be delivered to the Bank and another to the Fiscal Agent to be preserved by the Fiscal Agent.

SECTION 29. Corporate Existence and Authority of the Fiscal Agent.

(a) This Agreement has been duly authorized, executed and delivered by the Fiscal Agent and constitutes a legal, valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms. The Fiscal Agent hereby represents and warrants that it:

(i) has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the jurisdiction of its formation;

(ii) has full corporate power and authority and possesses all governmental or other franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted; and

(iii) has its principal office in the United States of America and has a combined capital and surplus, along with its affiliates, of at least U.S. $150,000,000.

(b) The Fiscal Agent hereby agrees:

(i) to perform its obligations under this Agreement with the diligent care of a professional provider of such services, in a timely manner and in conformance with all applicable laws, rules and regulations; and

(ii) to promptly inform the Bank in the event that any of the statements in this Section 29 cease to be true and complete in all material respects.

SECTION 30. Events of Default.

(a) The occurrence of the following shall constitute events of default with respect to the Notes (each, an “Event of Default”):

(i) default in the payment of any interest on the Notes when it becomes due and payable, and continuance of such default for a period of thirty (30) days;

(ii) default in the payment of the principal of or any premium on the Notes at its maturity, and continuance of such default for a period of thirty (30) days;

(iii) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Bank or all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and, in the case of either clause (A) or (B), the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of ninety (90) consecutive days; or

(iv) the commencement by the Bank of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Bank to the entry of a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Bank or of all or substantially all of its property, or the taking of corporate action by the Bank in furtherance of any such action.

If any Event of Default described in clause (i) above (or clause (ii) above in respect of premium) with respect to a Note has occurred and has not been cured or waived, a Holder may declare the principal of and accrued interest on the Note to be due and payable immediately by giving the Bank written notice thereof. Upon such declaration and notice, the principal amount and accrued interest on the Note will become due and payable. The principal of and accrued interest on each Note will be due and payable immediately upon any maturity date or upon the occurrence of an Event of Default resulting from an event described in clause (iii) or (iv) above.

(b) Procedures.

(i) If the Fiscal Agent knows of a default by the Bank under the terms of the Notes, and such default is not cured or waived pursuant to this Agreement, then the Fiscal Agent shall, within ninety (90) days after the occurrence of a default with respect to any Note, provide notice to the Holders of such default in accordance with Section 13. Except as otherwise provided in this Agreement, the Fiscal Agent shall be under no obligation to act at the request of the Holders or otherwise unless it is provided with indemnity reasonably satisfactory to it.

SECTION 31. Further Assurances.

From time to time and after the date hereof, the parties hereto will perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the other party for the carrying out or performing the provisions of this Agreement.

SECTION 32. Confidentiality.

The Fiscal Agent agrees that all books, records, information and data pertaining to the business of the Bank (including, without limitation, personal, non-public information relating to Holders), any of which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, shall remain confidential, and shall not be voluntarily disclosed to any other person by the Fiscal Agent, except as may be required by law or legal process. This provision shall survive termination of this Agreement.

SECTION 33. Miscellaneous.

(a) Descriptive Headings. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

(b) Governing Law; Jurisdiction. This Agreement and each Note, and any claim, controversy or dispute arising under or related to this Agreement and each Note, is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America (without regard to the conflicts of laws principles thereof). Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement or the Notes shall be commenced only in a the Supreme Court of the State of New York, New York County, or any court of competent civil jurisdiction sitting in New York County, New York (or, if appropriate, the United States District Court for the Southern District of New York), and the Bank and the Fiscal Agent each hereby consents to the jurisdiction of such courts. The Bank and the Fiscal Agent each hereby irrevocably waives any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

(c) Invalidity. In case any one or more of the provisions contained in this Agreement or in the Notes should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

(d) Waivers. No delay or omission by the Bank in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Bank on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

(e) Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Agreement and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Agreement or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Agreement or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (collectively, the “Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures, provided that, notwithstanding anything herein to the contrary, the Fiscal Agent is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Fiscal Agent pursuant to procedures approved by the Fiscal Agent. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. The Bank agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Fiscal Agent, including without limitation the risk of the Fiscal Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

(f) U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Fiscal Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Fiscal Agent. The parties to this Agreement agree that they will provide the Fiscal Agent with such information as it may request in order for the Fiscal Agent to satisfy the requirements of the U.S.A. Patriot Act.

[The remainder of this page is intentionally left blank.]

The parties hereto executed this Agreement as of the date first set forth above.

STATE STREET BANK
AND TRUST COMPANY
as Issuer

By:	/s/ Kimberly A. DeTrask
Name:	Kimberly A. DeTrask
Title:	Executive Vice President and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Fiscal Agent

By:	/s/ David J. Ganss
Name:	David J. Ganss
Title:	Vice President

[Signature Page to Fiscal Agency Agreement]

Exhibit A-1

Form of Registered Global Note – Floating Rate Note

THIS GLOBAL SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS GLOBAL SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS GLOBAL SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK PARI PASSU WITH ALL OTHER EXISTING AND FUTURE UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT U.S. DOMESTIC DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS GLOBAL SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS GLOBAL SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

This Global Security is issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Global Security must be an institutional investor who is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, and is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Global Security at all times.

STATE STREET BANK AND TRUST COMPANY

Floating Rate Senior Notes due 2026

No.	$
CUSIP 857449AD4	Issue Date:
ISIN US857449AD49

State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the “Bank,” which term includes any successor Person under the Agency Agreement hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on November 25, 2026 (herein called the “Maturity Date”), and to pay interest thereon from and including November 25, 2024 to, but excluding, the Maturity Date, quarterly in arrears on the second Business Day (each, a “Floating Rate Interest Payment Date”) following February 25, May 25, August 25 and November 25 of each year (each, a “Floating Rate End Date”), at the Base Rate (as defined below) plus a spread of 0.460% (provided that in no event will the interest payable in respect of any interest payment period be less than zero), until the principal hereof is paid or made available for payment; provided, that if any scheduled Floating Rate End Date (other than the Maturity Date) falls on a day that is not a Business Day, then such date will be postponed to the next day that is a Business Day, except that, if the next such date falls in the next calendar month, then such date will be advanced to the immediately preceding day that is a Business Day; and provided further, that if the Maturity Date is not a Business Day, any payment of principal and interest otherwise due on such day will be made on the next succeeding date that is a Business Day, and no interest on such payment shall accrue for the period from and after such Maturity Date.

The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date, other than on the Maturity Date, will, as provided in such Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the second Business Day next preceding such Floating Rate Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for on such Floating Rate Interest Payment Date shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Bank maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Global Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the Paying Agent by wire transfer in immediately available funds in U.S. dollars at the office of the Paying Agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures.

Interest payment periods for this Security will be, with respect to the initial interest payment period, from and including November 25, 2024 to, but excluding the next Floating Rate End Date, and subsequent periods will be the periods from and including a Floating Rate End Date to, but excluding, the next Floating Rate End Date; provided that (i) the interest payment period with respect to the Maturity Date will be the period from and including the Floating Rate End Date immediately prior to the Maturity Date to, but excluding, the Maturity Date (i.e., the final Floating Rate End Date) and (ii) with respect to such final interest payment period, the level of SOFR for each calendar day in the period from, and including, the second U.S. Government Securities Business Day prior to the Maturity Date (the “Rate Cut-Off Date”) to, but excluding, the Maturity Date shall be the level of SOFR in respect of such Rate Cut-Off Date. Interest on this Security will be computed on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to an interest payment period, which interest rate will be determined by the calculation agent following the applicable Floating Rate End Date (or, in the case of the final Floating Rate End Date (i.e., the Maturity Date), following the Rate Cut-off Date), will equal the Base Rate, calculated as described below, plus a spread of 0.460%; provided that in no event will the interest payable in respect of any interest payment period be less than zero.

The “Base Rate” shall be an accrued interest compounding factor calculated in accordance with the following formula:

where (i) “d0” refers, for any floating rate interest payment period, to the number of U.S. Government Securities Business Days in the relevant floating rate interest payment period, (ii) “i” refers to a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant floating rate interest payment period, (iii) “SOFRi”, for any day “i” in the relevant floating rate interest payment period, refers to a reference rate equal to SOFR in respect of that day, (iv) “ni” refers to the number of calendar days in the relevant floating rate interest payment period on which the rate is SOFRi and (v) “d” refers to the number of calendar days in the relevant floating rate interest payment period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day.

For purposes of this Security, “SOFR”, with respect to any U.S. Government Securities Business Day, means the rate determined by the calculation agent in accordance with the following provisions:

1. the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or

2. if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in paragraph (a), unless the Bank or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or

3. if the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred:

a. the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or

b. the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or

c. the sum of: (i) the alternate rate of interest that has been selected by the Bank or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment.

As used in this Security:

1. “Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

2. “Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Bank or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Bank or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

3. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Bank or its designee as of the Benchmark Replacement Date:

a. the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

b. if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

c. the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Bank or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

4. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “floating rate interest payment period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Bank or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Bank or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Bank or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Bank or its designee determines is reasonably necessary).

5. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

a. in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

b. in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

6. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

a. a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

b. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

c. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

7. “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

8. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

9. “Floating Rate Interest Payment Date” means the second Business Day following each Floating Rate End Date; provided, that the Floating Rate Interest Payment Date with respect to the final floating interest payment period will be the Maturity Date; provided further that if any scheduled Floating Rate End Date, other than the Maturity Date, falls on a day that is not a Business Day, it will be postponed to the following Business Day except that, if such Business Day would fall in the next calendar month, the Floating Rate End Date will be the immediately preceding Business Day. If the scheduled Maturity Date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date.

10. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

11. “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

12. “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

13. “New York Federal Reserve” means the Federal Reserve Bank of New York.

14. “New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

15. “Reference Time” with respect to any determination of the Benchmark means the time determined by the Bank or its designee in accordance with the Benchmark Replacement Conforming Changes.

16. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

17. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

18. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

If the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, any determination, decision or election made by the Bank or its designee with respect to the determination of SOFR (i) will be conclusive and binding absent manifest error; (ii) will be made in the Bank’s or its designee’s sole discretion; and (iii) notwithstanding anything herein to the contrary, shall become effective without consent from the Holders or any other party.

In case an acceleration of the maturity of the Securities shall have occurred and be continuing as a result of an Event of Default, the amount declared due and payable for the Securities shall be an amount in cash equal to the stated principal amount plus accrued and unpaid interest thereon calculated by the Bank, as the initial calculation agent, or, if the Bank has appointed a designee, after consultation with the Bank, by such designee, in its capacity as the calculation agent, as if the date of such acceleration were the Maturity Date, final Floating Rate End Date (if applicable) and final Floating Rate Interest Payment Date.

The calculation agent shall be the Bank, an affiliate thereof or a bank or other entity as the Bank may appoint. The Bank may appoint a different institution to serve as calculation agent from time to time after the original issue date of this Security without the consent of Holders of this Security and without notice. The calculation agent’s determination of any interest rate, and its calculation of the amount of interest for any interest period, will be on file at the Bank’s principal offices, will be made available to any noteholder upon request and will be final and binding in the absence of manifest error.

All percentages used in or resulting from any calculation of the interest rate on this Security will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

This Security is one of a duly authorized issue of securities of the Bank (herein called the “Securities”), issued and to be issued in one or more series under an Agency Agreement, dated as of November 25, 2024 (herein called the “Agency Agreement”), between the Bank and U.S. Bank Trust Company, National Association, as fiscal agent (herein called the “Fiscal Agent,” which term includes any successor fiscal agent under the Agency Agreement), and reference is hereby made to the Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Fiscal Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The offering of securities of the series that includes this Security is initially limited to $     aggregate principal amount.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Bank and shall at all times rank pari passu with all other existing and future senior unsecured indebtedness of the Bank.

The Agency Agreement contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Agency Agreement.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Agency Agreement.

The Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Securities of each series to be affected under the Agency Agreement at any time by the Bank and the Fiscal Agent with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Agency Agreement and certain past defaults under the Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

No reference herein to the Agency Agreement and no provision of this Security or of the Agency Agreement shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Note Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agency Agreement and subject to certain limitations therein set forth, Securities of this series are exchangeable for an equal aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal Agent and any agent of the Bank or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Agency Agreement shall have the meanings assigned to them in the Agency Agreement.

This Global Security shall not become valid or obligatory for any purpose unless and until this Global Security has been manually authenticated by the Fiscal Agent.

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[Signatures appear on the following page]

IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

Dated:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Agency Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Fiscal Agent

Dated:

By:
Name:
Title:

Exhibit A-2

Form of Registered Global Note – 2026 Note

THIS GLOBAL SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS GLOBAL SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS GLOBAL SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK PARI PASSU WITH ALL OTHER EXISTING AND FUTURE UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT U.S. DOMESTIC DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS GLOBAL SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS GLOBAL SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

This Global Security is issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Global Security must be an institutional investor who is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, and is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Global Security at all times.

STATE STREET BANK AND TRUST COMPANY

4.594% Senior Notes due 2026

No.	$
CUSIP 857449AC6	Issue Date:
ISIN US857449AC65

State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the “Bank,” which term includes any successor Person under the Agency Agreement hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on November 25, 2026 (herein called the “Maturity Date”), and to pay interest thereon from and including November 25, 2024 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 25 and November 25 of each year, commencing on May 25, 2025, (each such date, an “Interest Payment Date”) and on the Maturity Date, at the rate of 4.594% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, other than on the Maturity Date, will, as provided in such Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 10 and November 10, whether or not a Business Day, immediately preceding such Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Bank maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Global Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the paying agent by wire transfer in immediately available funds in U.S. dollars at the office of the paying agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the paying agent in time for the paying agent to make such payments in accordance with its normal procedures.

Interest on this Security shall be paid on the basis of a 360-day year consisting of twelve 30-day months. If an Interest Payment Date or the Maturity Date for this Security falls on a day that is not a Business Day, the Bank shall postpone the interest payment or the payment of principal and interest at maturity to the next succeeding Business Day, but the payment made on such dates shall be treated as being made on the date that the payment was first due, and Holders of Securities of this series shall not be entitled to any further interest or other payment with respect to such postponements. A “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

This Security is one of a duly authorized issue of securities of the Bank (herein called the “Securities”), issued and to be issued in one or more series under an Agency Agreement, dated as of November 25, 2024 (herein called the “Agency Agreement”), between the Bank and U.S. Bank Trust Company, National Association, as fiscal agent (herein called the “Fiscal Agent,” which term includes any successor fiscal agent under the Agency Agreement), and reference is hereby made to the Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Fiscal Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The offering of securities of the series that includes this Security is initially limited to $     aggregate principal amount.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Bank and shall at all times rank pari passu with all other existing and future senior unsecured indebtedness of the Bank.

The Agency Agreement contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Agency Agreement.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Agency Agreement.

The Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Securities of each series to be affected under the Agency Agreement at any time by the Bank and the Fiscal Agent with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Agency Agreement and certain past defaults under the Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

No reference herein to the Agency Agreement and no provision of this Security or of the Agency Agreement shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Note Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agency Agreement and subject to certain limitations therein set forth, Securities of this series are exchangeable for an equal aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal Agent and any agent of the Bank or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Agency Agreement shall have the meanings assigned to them in the Agency Agreement.

This Global Security shall not become valid or obligatory for any purpose unless and until this Global Security has been manually authenticated by the Fiscal Agent.

- end of page -

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

Dated:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Agency Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Fiscal Agent

Dated:

By:
Name:
Title:

Exhibit A-3

Form of Registered Global Note – 2029 Note

THIS GLOBAL SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS GLOBAL SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS GLOBAL SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK PARI PASSU WITH ALL OTHER EXISTING AND FUTURE UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT U.S. DOMESTIC DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS GLOBAL SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS GLOBAL SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

This Global Security is issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Global Security must be an institutional investor who is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, and is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Global Security at all times.

STATE STREET BANK AND TRUST COMPANY

4.782% Senior Notes due 2029

No.	$
CUSIP 857449AE2	Issue Date:
ISIN US857449AE22

State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the “Bank,” which term includes any successor Person under the Agency Agreement hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on November 23, 2029 (herein called the “Maturity Date”), and to pay interest thereon from and including November 25, 2024 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 23 and November 23 of each year, commencing on May 23, 2025, (each such date, an “Interest Payment Date”) and on the Maturity Date, at the rate of 4.782% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, other than on the Maturity Date, will, as provided in such Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 8 and November 8, whether or not a Business Day, immediately preceding such Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Bank maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Global Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the paying agent by wire transfer in immediately available funds in U.S. dollars at the office of the paying agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the paying agent in time for the paying agent to make such payments in accordance with its normal procedures.

Interest on this Security shall be paid on the basis of a 360-day year consisting of twelve 30-day months. If an Interest Payment Date or the Maturity Date for this Security falls on a day that is not a Business Day, the Bank shall postpone the interest payment or the payment of principal and interest at maturity to the next succeeding Business Day, but the payment made on such dates shall be treated as being made on the date that the payment was first due, and Holders of Securities of this series shall not be entitled to any further interest or other payment with respect to such postponements. A “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

This Security is one of a duly authorized issue of securities of the Bank (herein called the “Securities”), issued and to be issued in one or more series under an Agency Agreement, dated as of November 25, 2024 (herein called the “Agency Agreement”), between the Bank and U.S. Bank Trust Company, National Association, as fiscal agent (herein called the “Fiscal Agent,” which term includes any successor fiscal agent under the Agency Agreement), and reference is hereby made to the Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Fiscal Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The offering of securities of the series that includes this Security is initially limited to $     aggregate principal amount.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Bank and shall at all times rank pari passu with all other existing and future senior unsecured indebtedness of the Bank.

The Agency Agreement contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Agency Agreement.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Agency Agreement.

The Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Securities of each series to be affected under the Agency Agreement at any time by the Bank and the Fiscal Agent with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Agency Agreement and certain past defaults under the Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

No reference herein to the Agency Agreement and no provision of this Security or of the Agency Agreement shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Note Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agency Agreement and subject to certain limitations therein set forth, Securities of this series are exchangeable for an equal aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal Agent and any agent of the Bank or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Agency Agreement shall have the meanings assigned to them in the Agency Agreement.

This Global Security shall not become valid or obligatory for any purpose unless and until this Global Security has been manually authenticated by the Fiscal Agent.

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[Signatures appear on the following page]

IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

Dated:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Agency Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Fiscal Agent

Dated:

By:
Name:
Title:

Exhibit B-1

Form of Definitive Registered Note – Floating Rate Note

THIS SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK PARI PASSU WITH ALL OTHER EXISTING AND FUTURE UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT U.S. DOMESTIC DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred except as a whole by DTC to a nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

This Security is issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Security must be an institutional investor who is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, and is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Security at all times.

STATE STREET BANK AND TRUST COMPANY

Floating Rate Senior Notes due 2026

No.	$
CUSIP 857449AD4	Issue Date:
ISIN US857449AD49

State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the “Bank,” which term includes any successor Person under the Agency Agreement hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on November 25, 2026 (herein called the “Maturity Date”), and to pay interest thereon from and including November 25, 2024 to, but excluding, the Maturity Date, quarterly in arrears on the second Business Day (each, a “Floating Rate Interest Payment Date”) following February 25, May 25, August 25 and November 25 of each year (each, a “Floating Rate End Date”), at the Base Rate (as defined below) plus a spread of 0.460% (provided that in no event will the interest payable in respect of any interest payment period be less than zero), until the principal hereof is paid or made available for payment; provided, that if any scheduled Floating Rate End Date (other than the Maturity Date) falls on a day that is not a Business Day, then such date will be postponed to the next day that is a Business Day, except that, if the next such date falls in the next calendar month, then such date will be advanced to the immediately preceding day that is a Business Day; and provided further, that if the Maturity Date is not a Business Day, any payment of principal and interest otherwise due on such day will be made on the next succeeding date that is a Business Day, and no interest on such payment shall accrue for the period from and after such Maturity Date.

The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date, other than on the Maturity Date, will, as provided in such Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the second Business Day next preceding such Floating Rate Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for on such Floating Rate Interest Payment Date shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Bank maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the Paying Agent by wire transfer in immediately available funds in U.S. dollars at the office of the Paying Agent; provided further, that, in the case of payments made at maturity of such Security, the Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures.

Interest payment periods for this Security will be, with respect to the initial interest payment period, from and including November 25, 2024 to, but excluding the next Floating Rate End Date, and subsequent periods will be the periods from and including a Floating Rate End Date to, but excluding, the next Floating Rate End Date; provided that (i) the interest payment period with respect to the Maturity Date will be the period from and including the Floating Rate End Date immediately prior to the Maturity Date to, but excluding, the Maturity Date (i.e., the final Floating Rate End Date) and (ii) with respect to such final interest payment period, the level of SOFR for each calendar day in the period from, and including, the second U.S. Government Securities Business Day prior to the Maturity Date (the “Rate Cut-Off Date”) to, but excluding, the Maturity Date shall be the level of SOFR in respect of such Rate Cut-Off Date. Interest on this Security will be computed on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to an interest payment period, which interest rate will be determined by the calculation agent following the applicable Floating Rate End Date (or, in the case of the final Floating Rate End Date (i.e., the Maturity Date), following the Rate Cut-off Date), will equal the Base Rate, calculated as described below, plus a spread of 0.460%; provided that in no event will the interest payable in respect of any interest payment period be less than zero.

The “Base Rate” shall be an accrued interest compounding factor calculated in accordance with the following formula:

where (i) “d0” refers, for any floating rate interest payment period, to the number of U.S. Government Securities Business Days in the relevant floating rate interest payment period, (ii) “i” refers to a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant floating rate interest payment period, (iii) “SOFRi”, for any day “i” in the relevant floating rate interest payment period, refers to a reference rate equal to SOFR in respect of that day, (iv) “ni” refers to the number of calendar days in the relevant floating rate interest payment period on which the rate is SOFRi and (v) “d” refers to the number of calendar days in the relevant floating rate interest payment period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day.

For purposes of this Security, “SOFR”, with respect to any U.S. Government Securities Business Day, means the rate determined by the calculation agent in accordance with the following provisions:

1. the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or

2. if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in paragraph (a), unless the Bank or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or

3. if the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred:

a. the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or

b. the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or

c. the sum of: (i) the alternate rate of interest that has been selected by the Bank or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment.

As used in this Security:

1. “Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

2. “Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Bank or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Bank or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

3. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Bank or its designee as of the Benchmark Replacement Date:

a. the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

b. if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

c. the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Bank or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

4. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “floating rate interest payment period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Bank or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Bank or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Bank or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Bank or its designee determines is reasonably necessary).

5. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

a. in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

b. in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

6. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

a. a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

b. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

c. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

7. “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

8. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

9. “Floating Rate Interest Payment Date” means the second Business Day following each Floating Rate End Date; provided, that the Floating Rate Interest Payment Date with respect to the final floating interest payment period will be the Maturity Date; provided further that if any scheduled Floating Rate End Date, other than the Maturity Date, falls on a day that is not a Business Day, it will be postponed to the following Business Day except that, if such Business Day would fall in the next calendar month, the Floating Rate End Date will be the immediately preceding Business Day. If the scheduled Maturity Date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date.

10. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

11. “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

12. “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

13. “New York Federal Reserve” means the Federal Reserve Bank of New York.

14. “New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

15. “Reference Time” with respect to any determination of the Benchmark means the time determined by the Bank or its designee in accordance with the Benchmark Replacement Conforming Changes.

16. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

17. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

18. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

If the Bank or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, any determination, decision or election made by the Bank or its designee with respect to the determination of SOFR (i) will be conclusive and binding absent manifest error; (ii) will be made in the Bank’s or its designee’s sole discretion; and (iii) notwithstanding anything herein to the contrary, shall become effective without consent from the Holders or any other party.

In case an acceleration of the maturity of the Securities shall have occurred and be continuing as a result of an Event of Default, the amount declared due and payable for the Securities shall be an amount in cash equal to the stated principal amount plus accrued and unpaid interest thereon calculated by the Bank, as the initial calculation agent, or, if the Bank has appointed a designee, after consultation with the Bank, by such designee, in its capacity as the calculation agent, as if the date of such acceleration were the Maturity Date, final Floating Rate End Date (if applicable) and final Floating Rate Interest Payment Date.

The calculation agent shall be the Bank, an affiliate thereof or a bank or other entity as the Bank may appoint. The Bank may appoint a different institution to serve as calculation agent from time to time after the original issue date of this Security without the consent of Holders of this Security and without notice. The calculation agent’s determination of any interest rate, and its calculation of the amount of interest for any interest period, will be on file at the Bank’s principal offices, will be made available to any noteholder upon request and will be final and binding in the absence of manifest error.

All percentages used in or resulting from any calculation of the interest rate on this Security will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

This Security is one of a duly authorized issue of securities of the Bank (herein called the “Securities”), issued and to be issued in one or more series under an Agency Agreement, dated as of November 25, 2024 (herein called the “Agency Agreement”), between the Bank and U.S. Bank Trust Company, National Association, as fiscal agent (herein called the “Fiscal Agent,” which term includes any successor fiscal agent under the Agency Agreement), and reference is hereby made to the Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Fiscal Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The offering of securities of the series that includes this Security is initially limited to $     aggregate principal amount.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Bank and shall at all times rank pari passu with all other existing and future senior unsecured indebtedness of the Bank.

The Agency Agreement contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Agency Agreement.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Agency Agreement.

The Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Securities of each series to be affected under the Agency Agreement at any time by the Bank and the Fiscal Agent with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Agency Agreement and certain past defaults under the Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

No reference herein to the Agency Agreement and no provision of this Security or of the Agency Agreement shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Note Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agency Agreement and subject to certain limitations therein set forth, Securities of this series are exchangeable for an equal aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal Agent and any agent of the Bank or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Agency Agreement shall have the meanings assigned to them in the Agency Agreement.

This Security shall not become valid or obligatory for any purpose unless and until this Security has been manually authenticated by the Fiscal Agent.

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[Signatures appear on the following page]

IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

Dated:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Agency Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Fiscal Agent

Dated:

By:
Name:
Title:

Exhibit B-2

Form of Definitive Registered Note – 2026 Note

THIS SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK PARI PASSU WITH ALL OTHER EXISTING AND FUTURE UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT U.S. DOMESTIC DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred except as a whole by DTC to a nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

This Security is issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Security must be an institutional investor who is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, and is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Security at all times.

STATE STREET BANK AND TRUST COMPANY

4.594% Senior Notes due 2026

No.	$
CUSIP 857449AC6	Issue Date:
ISIN US857449AC65

State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the “Bank,” which term includes any successor Person under the Agency Agreement hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on November 25, 2026 (herein called the “Maturity Date”), and to pay interest thereon from and including November 25, 2024 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 25 and November 25 of each year, commencing on May 25, 2025, (each such date, an “Interest Payment Date”) and on the Maturity Date, at the rate of 4.594% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, other than on the Maturity Date, will, as provided in such Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 10 and November 10, whether or not a Business Day, immediately preceding such Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Bank maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the paying agent by wire transfer in immediately available funds in U.S. dollars at the office of the paying agent; provided further, that, in the case of payments made at maturity of such Security, the Security is presented to the paying agent in time for the paying agent to make such payments in accordance with its normal procedures.

Interest on this Security shall be paid on the basis of a 360-day year consisting of twelve 30-day months. If an Interest Payment Date or the Maturity Date for this Security falls on a day that is not a Business Day, the Bank shall postpone the interest payment or the payment of principal and interest at maturity to the next succeeding Business Day, but the payment made on such dates shall be treated as being made on the date that the payment was first due, and Holders of Securities of this series shall not be entitled to any further interest or other payment with respect to such postponements. A “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

This Security is one of a duly authorized issue of securities of the Bank (herein called the “Securities”), issued and to be issued in one or more series under an Agency Agreement, dated as of November 25, 2024 (herein called the “Agency Agreement”), between the Bank and U.S. Bank Trust Company, National Association, as fiscal agent (herein called the “Fiscal Agent,” which term includes any successor fiscal agent under the Agency Agreement), and reference is hereby made to the Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Fiscal Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The offering of securities of the series that includes this Security is initially limited to $     aggregate principal amount.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Bank and shall at all times rank pari passu with all other existing and future senior unsecured indebtedness of the Bank.

The Agency Agreement contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Agency Agreement.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Agency Agreement.

The Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Securities of each series to be affected under the Agency Agreement at any time by the Bank and the Fiscal Agent with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Agency Agreement and certain past defaults under the Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

No reference herein to the Agency Agreement and no provision of this Security or of the Agency Agreement shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Note Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agency Agreement and subject to certain limitations therein set forth, Securities of this series are exchangeable for an equal aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal Agent and any agent of the Bank or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Agency Agreement shall have the meanings assigned to them in the Agency Agreement.

This Security shall not become valid or obligatory for any purpose unless and until this Security has been manually authenticated by the Fiscal Agent.

- end of page -

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

Dated:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Agency Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Fiscal Agent

Dated:

By:
Name:
Title:

Exhibit B-3

Form of Definitive Registered Note – 2029 Note

THIS SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK PARI PASSU WITH ALL OTHER EXISTING AND FUTURE UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT U.S. DOMESTIC DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred except as a whole by DTC to a nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

This Security is issuable only in fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Each owner of a beneficial interest in this Security must be an institutional investor who is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, and is required to hold a beneficial interest in a $250,000 principal amount or any integral multiple of $1,000 in excess thereof of this Security at all times.

STATE STREET BANK AND TRUST COMPANY

4.782% Senior Notes due 2029

No.	$
CUSIP 857449AE2	Issue Date:
ISIN US857449AE22

State Street Bank and Trust Company, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the “Bank,” which term includes any successor Person under the Agency Agreement hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on November 23, 2029 (herein called the “Maturity Date”), and to pay interest thereon from and including November 25, 2024 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 23 and November 23 of each year, commencing on May 23, 2025, (each such date, an “Interest Payment Date”) and on the Maturity Date, at the rate of 4.782% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, other than on the Maturity Date, will, as provided in such Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 8 and November 8, whether or not a Business Day, immediately preceding such Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Bank maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the paying agent by wire transfer in immediately available funds in U.S. dollars at the office of the paying agent; provided further, that, in the case of payments made at maturity of such Security, the Security is presented to the paying agent in time for the paying agent to make such payments in accordance with its normal procedures.

Interest on this Security shall be paid on the basis of a 360-day year consisting of twelve 30-day months. If an Interest Payment Date or the Maturity Date for this Security falls on a day that is not a Business Day, the Bank shall postpone the interest payment or the payment of principal and interest at maturity to the next succeeding Business Day, but the payment made on such dates shall be treated as being made on the date that the payment was first due, and Holders of Securities of this series shall not be entitled to any further interest or other payment with respect to such postponements. A “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, The City of Boston or place of payment.

This Security is one of a duly authorized issue of securities of the Bank (herein called the “Securities”), issued and to be issued in one or more series under an Agency Agreement, dated as of November 25, 2024 (herein called the “Agency Agreement”), between the Bank and U.S. Bank Trust Company, National Association, as fiscal agent (herein called the “Fiscal Agent,” which term includes any successor fiscal agent under the Agency Agreement), and reference is hereby made to the Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Fiscal Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The offering of securities of the series that includes this Security is initially limited to $     aggregate principal amount.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Bank and shall at all times rank pari passu with all other existing and future senior unsecured indebtedness of the Bank.

The Agency Agreement contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Agency Agreement.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Agency Agreement.

The Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Bank and the rights of the Holders of the Securities of each series to be affected under the Agency Agreement at any time by the Bank and the Fiscal Agent with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Agency Agreement and certain past defaults under the Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

No reference herein to the Agency Agreement and no provision of this Security or of the Agency Agreement shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Note Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agency Agreement and subject to certain limitations therein set forth, Securities of this series are exchangeable for an equal aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal Agent and any agent of the Bank or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Agency Agreement shall have the meanings assigned to them in the Agency Agreement.

This Security shall not become valid or obligatory for any purpose unless and until this Security has been manually authenticated by the Fiscal Agent.

- end of page -

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

Dated:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Agency Agreement.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Fiscal Agent

Dated:

By:
Name:
Title:

Exhibit C

Form of Certification of Owner

[Holder]

[Address]

[_______], 202[_]

Via First-Class Mail

[Clearinghouse]

[Address]

Re:	Certification of Owner of Definitive Registered Note

Reference is hereby made to the Fiscal Agency Agreement, dated as of November 25, 2024 (the “Fiscal Agency Agreement”), between State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”) and U.S. Bank Trust Company, National Association, a national banking association, as fiscal agent (the “Fiscal Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Fiscal Agency Agreement.

The undersigned Holder of a Note, in connection with such Holder’s election to exchange a Registered Global Note for a Definitive Registered Note, hereby certifies that it is not transferring such Note at the time of such exchange.

Name: